UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2021

Osmotica Pharmaceuticals plc

(Exact Name of Registrant as Specified in Charter)

Ireland	001-38709	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (908) 809-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares	OSMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01  Other Events.

As previously disclosed, on August 27, 2021, the Company and certain of its wholly owned subsidiaries completed the divestiture of the Company’s legacy products business (the “Legacy Business”). The divestiture was consummated through the sale of the equity interests of certain of the Company’s indirect subsidiaries and other assets comprising the Legacy Business to Acella Holdings, LLC.

Osmotica Pharmaceuticals plc (the “Company”) is filing this Current Report on Form 8-K to recast its consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that was previously filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2021 (the “2020 Annual Report”) to reflect the presentation of the Legacy Business as discontinued operations and to update and supersede the risk factors and management’s discussion and analysis of financial condition and results of operations included in the 2020 Annual Report.

We have revised the following items of the 2020 Annual Report (collectively, the "Revised Sections") to reflect the retrospective revisions described above:

●	Exhibit 99.1: Part I, Item 1A. Risk Factors;
●	Exhibit 99.2: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
●	Exhibit 99.3: Part II, Item 8. Financial Statements and Supplementary Data.

This report does not reflect events occurring after the March 30, 2021 filing date of the 2020 Annual Report and does not modify or update disclosures therein except to reflect the Legacy Business as discontinued operations and to reflect the Company's ability to continue as a going concern. For developments since the filing of the 2020 Annual Report, refer to the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021 and June 30, 2021 and its Current Reports on Form 8-K filed subsequent to the 2020 Annual Report.

Information contained in Exhibits 99.1, 99.2 and 99.3 should be read in conjunction with and as a supplement to information contained in the 2020 Annual Report. For information on events occurring since the filing of the 2020 Annual Report, please refer to the Company’s subsequent filings with the SEC.

Item 9.01  Financial Statements and Exhibits.

(b)

The information set forth in Item 8.01 of this Current Report is incorporated herein by reference in its entirety.

(d)

Exhibit Number	Description of Document

23.1	Consent of Ernst & Young LLP

99.1	Part I, Item 1A. Risk Factors

99.2	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Part II, Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSMOTICA PHARMACEUTICALS PLC

Date: September 8, 2021	By:	/s/ Brian Markison
Brian Markison
Chief Executive Officer